UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 27, 2013
HYDE PARK ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)
Delaware	001-35576	27-5156956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On November 27, 2013, Hyde Park Acquisition Corp. II (“Hyde Park”), Santa Maria Energy Corporation (“Santa Maria Energy Corporation”), HPAC Merger Sub, Inc. (“HPAC Merger Sub”), SME Merger Sub, LLC (“SME Merger Sub”) and Santa Maria Energy Holdings, LLC (“Santa Maria Energy”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides for (1) the merger of HPAC Merger Sub, a wholly-owned subsidiary of Santa Maria Energy Corporation, with and into Hyde Park, with Hyde Park surviving as a wholly-owned subsidiary of Santa Maria Energy Corporation (the “Hyde Park Merger”), (2) the merger of SME Merger Sub, a wholly-owned subsidiary of Santa Maria Energy Corporation, with and into Santa Maria Energy, with Santa Maria Energy surviving as a wholly-owned subsidiary of Santa Maria Energy Corporation (the “SME Merger” and together with the Hyde Park Merger, the “Merger”), and (3) the subsequent contribution of Santa Maria Energy to Hyde Park, resulting in Santa Maria Energy becoming a wholly owned subsidiary of Hyde Park (the “SME Contribution”).  The stockholders of Hyde Park and the common unitholders of Santa Maria Energy will receive Santa Maria Energy Corporation common stock and the preferred unitholders of Santa Maria Energy will receive Santa Maria Energy Corporation preferred stock as part of the Merger.  Santa Maria Energy Corporation is a holding company formed solely for purposes of effecting the Merger.

Consideration

As a result of the Hyde Park Merger, each outstanding share of Hyde Park common stock will be exchanged for one share of Santa Maria Energy Corporation common stock.

As a result of the SME Merger, each outstanding Santa Maria Energy common unit will be exchanged for 0.2857 shares of Santa Maria Energy common stock and each outstanding Santa Maria Energy preferred unit will be exchanged for one share of Santa Maria Energy Corporation preferred stock.

Representations and Warranties

The Merger Agreement contains customary and, in many cases, reciprocal representations and warranties by Santa Maria Energy and Hyde Park that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement, in the disclosure letters delivered by Santa Maria Energy and Hyde Park to each other in connection with the Merger Agreement or, with respect to the representations and warranties by Hyde Park, in any form, document or report filed with or furnished to the Securities and Exchange Commission (“SEC”) prior to the date of the Merger Agreement. Each of Santa Maria Energy and Hyde Park has made representations and warranties to the other regarding, among other things, organization, capitalization, absence of certain changes, financial statements and material contracts.  The representations and warranties in the Merger Agreement do not survive the effective time or the termination of the Merger Agreement pursuant to its terms.

Conditions to Consummation of the Merger

Consummation of the Merger is subject to the satisfaction or waiver of specified conditions.  Hyde Park’s and Santa Maria’s obligations to consummate the Merger are subject to:

•	Hyde Park’s stockholders approving the Merger Agreement and the Merger;

•	Santa Maria Energy’s unitholders approving the Merger Agreement and the Merger; and

•	other customary closing conditions.

In addition, Santa Maria Energy’s obligation to consummate the Merger is subject to the condition that, after giving effect to the exercise of conversion rights by Hyde Park stockholders, Hyde Park shall have at least an aggregate of $40 million in the trust account in which a substantial portion of the proceeds of Hyde Park’s initial public offering are held.

If permitted under applicable law, either Hyde Park or Santa Maria Energy may waive conditions for their own respective benefit and consummate the Merger even though one or more of these conditions have not been met.  Hyde Park will not, however, waive the condition that its stockholders approve the Merger.

Closing and Effective Time of the Merger

Unless otherwise mutually agreed to by Santa Maria Energy and Hyde Park, the closing of the Merger will take place on a date to be specified by the parties to the Merger Agreement, which may be no later than the third business day following the day on which the last of the conditions to consummate the transactions contemplated by the Merger Agreement have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of those conditions).

The Hyde Park Merger will become effective upon Hyde Park filing a certificate of merger with the Secretary of State of the State of Delaware (the “Hyde Park Effective Time”) and, substantially concurrently therewith, the SME Merger will become effective upon Santa Maria Energy filing a certificate of merger with the Secretary of State of the State of Delaware (the “SME Effective Time” and, together with the Hyde Park Effective Time, the “effective time”) (or, with respect to each of the Hyde Park Merger and the SME Merger, at such later time as Hyde Park and Santa Maria Energy may agree and specify in the respective certificate of merger). Immediately following the effective time of the Merger, the SME Contribution will be completed.

Termination

The Merger Agreement may be terminated in certain circumstances prior to the closing, including by reason of Hyde Park’s failure to obtain stockholder approval of the Merger Agreement and the Merger, Santa Maria Energy’s failure to obtain unitholder approval of the Merger Agreement and the Merger, the parties’ failure to complete the closing on or prior to May 1, 2014, the failure of Hyde Park to have at least $40 million of cash in its trust account after giving effect to the exercise of conversion rights by Hyde Park stockholders, and certain breaches of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary of the material terms of the Merger Agreement does not purport to be a complete description thereof and is qualified in its entirety by the full text of the Merger Agreement. The Merger Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. In particular, the assertions embodied in representations and warranties by Hyde Park and Santa Maria Energy contained in the Merger Agreement are qualified by information in the disclosure letters provided by Hyde Park and Santa Maria Energy in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Hyde Park and Santa Maria Energy, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Hyde Park and Santa Maria Energy.

Additional Information

Santa Maria Energy Corporation intends to file with the SEC a registration statement on Form S-4, which will include a joint preliminary proxy statement of Hyde Park and Santa Maria Energy and related materials in connection with the proposed business combination. Hyde Park and Santa Maria Energy will mail a definitive proxy statement and related materials to their respective stockholders and members. Stockholders of Hyde Park, members of Santa Maria Energy and other interested persons are advised to read, when available, the preliminary proxy statement, amendments thereto, and definitive joint proxy statement in connection with Hyde Park’s and Santa Maria Energy’s solicitation of proxies for their respective special meetings of stockholders or members to be held to approve the transaction because the joint proxy statement will contain important information about Santa Maria Energy, Hyde Park, the combined company (assuming the business combination is consummated) and the proposed business combination. The definitive proxy statement will be mailed to stockholders of Hyde Park as of a record date to be established for voting on the transaction. Stockholders of Hyde Park will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's Internet site at www.sec.gov or by directing a request to: Hyde Park Acquisition Corp. II, 500 Fifth Avenue, 50th Floor, New York, NY, 10110 tel. (212) 644-3450, Attention: Carol Zelinski.

Participants in the Solicitation

Hyde Park, Santa Maria Energy and their respective directors and officers may be deemed participants in the solicitation of proxies to Hyde Park’s stockholders with respect to the proposed Merger. A list of the names of Hyde Park’s directors and officers and a description of their interests in Hyde Park is contained in Hyde Park’s annual report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC, and will also be contained in the Registration Statement on Form S-4 (and the definitive joint proxy statement/prospectus for the proposed business combination) for the special meetings when available.  A list of the names of the directors and officers of Santa Maria Energy and a description of their interests in Santa Maria Energy will be contained in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement for the proposed transaction) and the other relevant documents filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Hyde Park, Santa Maria Energy, and the combined company  after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against Hyde Park, Santa Maria Energy or others following announcement of the Merger Agreement and the transactions contemplated thereby; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Hyde Park or to satisfy other conditions to closing in the Merger Agreement, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain, necessary regulatory approvals or complete regulatory reviews, if any, required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transactions disrupt current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the transactions, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers, obtain adequate supply of products and retain its key employees; (7) costs related to the proposed transactions; (8) changes in applicable laws or regulations; (9) the possibility that Santa Maria Energy may be adversely affected by other economic, business and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in filings with the SEC by Hyde Park and Santa Maria Energy Corporation, including the Registration Statement on Form S-4 (including the joint proxy statement/prospectus) and the risks described under the caption “Risk Factors” therein.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Hyde Park and Santa Maria Energy undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.  Furthermore, this communication is not a solicitation of proxies from the holders of Hyde Park’s common stock.  Any solicitation of proxies will be made only by Hyde Park’s definitive proxy statement, which will be mailed, when available, to all stockholders of record as of the applicable record date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger Agreement, on November 27, 2013, each of Laurence S. Levy, the Executive Chairman of the Board and Chief Executive Officer of Hyde Park, Edward Levy, the Executive Vice Chairman of the Board and President of Hyde Park, Mark Dalton, a director of Hyde Park, Richard Klapow, a director of Hyde Park, and Jason Grant, a director of Hyde Park, agreed to resign as a director of Hyde Park, effective as of the Hyde Park Effective Time; provided that if the Merger Agreement is terminated prior to the Hyde Park Effective Time, such resignations shall be of no force and effect.

Laurence Levy was appointed to the board of directors of Santa Maria Energy Corporation in connection with the execution of the Merger Agreement, and, if the Merger is consummated, will continue to serve as a director of Santa Maria Energy Corporation until the expiration of his term or earlier resignation or removal in accordance with the bylaws of Santa Maria Energy Corporation.  In addition, the Merger Agreement provides that, upon completion of the Merger, Edward Levy will be appointed to serve as a member of the board of directors of Santa Maria Energy Corporation.

Item 8.01. Other Events.

On December 4, 2013, Hyde Park issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

2.1
Agreement and Plan of Merger, dated as of November 27, 2013, by and among Hyde Park Acquisition Corp. II, Santa Maria Energy Corporation, HPAC Merger Sub, Inc., SME Merger Sub , LLC and Santa Maria Energy Holdings, LLC.*

99.1	Press release, dated December 4, 2013.

* The schedules to Exhibit 2.1 have been omitted in accordance with Regulation S-K Item 601(b)(2).  Hyde Park agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDE PARK ACQUISITION CORP. II

Date: December 4, 2013	By:	/s/ Laurence S. Levy
Name: Laurence S. Levy
Title: Chief Executive Officer